UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010

AsiaInfo Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15713	752506390
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street

Haidian District, Beijing 100086, China

(Address of principal executive offices)

+8610 8216 6688

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As of January 1, 2009, AsiaInfo Holdings, Inc. (the “Company”) adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 810-10-65, Transition Related to FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51 (“ASC 810-10-65”). In accordance with this guidance, the Company reclassified its noncontrolling interests (formerly known as “minority interests”) as a component of equity and now reports net income or loss and comprehensive income or loss attributable to its noncontrolling interests separately from net income or loss and comprehensive income or loss attributable to the Company.

The Company is therefore recasting its previously issued annual financial statements and certain other financial and related information originally reported within its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”), filed on March 5, 2009, to present previously provided financial information on a basis that is comparable to the basis on which it prepared and reported similar information in its Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2009, June 30, 2009, and March 31, 2009 (collectively, the “2009 Quarterly Reports”), which reflected the adoption of ASC 810-10-65, as further described in the notes to the condensed consolidated financial statements included in such filings. This Current Report on Form 8-K updates Items 6, 7, 8, and 9A of the 2008 Form 10-K to recast the financial statements and provide certain other financial and related information in light of ASC 810-10-65.

No items of the 2008 Form 10-K other than those specifically identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008, and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncement described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known, to management. More current information is contained in the 2009 Quarterly Reports and the Company’s other filings with the United States Securities and Exchange Commission (the “SEC”). This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the 2009 Quarterly Reports, and the Company’s other filings with the SEC. The 2009 Quarterly Reports and the Company’s other filings contain important information regarding events, developments, and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm of Deloitte Touche Tohmatsu CPA Ltd., dated January 27, 2010

99.1

Items of Annual Report on Form 10-K for the Year Ended December 31, 2008:

Part II. Item 6. Selected Financial Data

Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II. Item 8. Financial Statements and Supplementary Data

Part II. Item 9A. Controls and Procedures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: January 27, 2010		/s/ WEI LI
	Name:	Wei Li
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm of Deloitte Touche Tohmatsu CPA Ltd., dated January 27, 2010

99.1

Items of Annual Report on Form 10-K for the Year Ended December 31, 2008

Part II. Item 6. Selected Financial Data

Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II. Item 8. Financial Statements and Supplementary Data

Part II. Item 9A. Controls and Procedures